                            SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.    )

Filed by the Registrant /x/
Filed by a Party other than the Registrant / /

Check the appropriate box:

/x/  Preliminary Proxy Statement
/ /  Definitive Proxy Statement
/ /  Definitive Additional Materials
/ /  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                       THE PEOPLES BANCTRUST COMPANY, INC.
- --------------------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)

                       THE PEOPLES BANCTRUST COMPANY, INC.
- --------------------------------------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

/x/  $125 per Exchange Act Rules 0-11(c)(1)(iii), 14a-6(i)(1), or 14a-6(i)(2).
/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1.   Title of each class of securities to which transaction applies:

          ----------------------------------------------------------------------

     2.   Aggregate number of securities to which transaction applies:

          ----------------------------------------------------------------------

     3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

          ----------------------------------------------------------------------

     4.   Proposed maximum aggregate value of transaction:

          ----------------------------------------------------------------------

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1.   Amount Previously Paid:

          -----------------------------------

     2.   Form, Schedule or Registration Statement No.:

          -----------------------------------

     3    Filing Party:

          -----------------------------------

     4.   Date Filed:

          -----------------------------------

                       THE PEOPLES BANCTRUST COMPANY, INC.
                                310 BROAD STREET
                              SELMA, ALABAMA  36701
                                 (334) 875-1000



                                 March 20, 1995



Dear Shareholder:

     We invite you to attend the 1995 Annual Meeting of the Shareholders of The Peoples BancTrust Company, Inc. to be held at the main office of The Peoples Bank and Trust Company, 310 Broad Street, Selma, Alabama on Tuesday, April 11, 1995 at 6:30 p.m.

     The enclosed Notice of Annual Meeting and Proxy Statement describe the formal business to be transacted at the Annual Meeting. Also enclosed is the Annual Report showing the results of 1994.

     YOUR VOTE IS IMPORTANT. On behalf of the Board of Directors, we urge you to sign, date and return the enclosed proxy as soon as possible, even if you currently plan to attend the Annual Meeting. This will not prevent you from voting in person, but will assure that your vote is counted if you are unable to attend the Annual Meeting.

     If you have any questions, please call the Company's Secretary, Elam Holley, or me at (334) 875-1000.

     Thank you for your cooperation and continuing support.

                                             Sincerely,


                                             [INSERT SIGNATURE HERE]


                                             Richard P. Morthland
                                             President
                                             and Chief Executive Officer

                       THE PEOPLES BANCTRUST COMPANY, INC.
                                310 BROAD STREET
                              SELMA, ALABAMA 36701
                                 (334) 875-1000

                  NOTICE OF ANNUAL MEETING OF THE SHAREHOLDERS
                          TO BE HELD ON APRIL 11, 1995

     NOTICE IS HEREBY GIVEN that the 1995 annual meeting of the shareholders (the "Annual Meeting") of The Peoples BancTrust Company, Inc. (the "Company") will be held on Tuesday, April 11, 1995 at 6:30 p.m., local time, at the main office of The Peoples Bank and Trust Company, 310 Broad Street, Selma, Alabama for the following purposes:

     (1) To elect eleven directors of the Company to serve until the next annual meeting of the shareholders;

     (2) To consider and vote upon a proposed new Article VI of the Articles of Incorporation to provide that (i) the number of directors shall not be less than three nor more than 18, as fixed by the Board of Directors;
          (ii) vacancies in the Board of Directors, however caused, and newly created directorships shall be filled by a vote of two-thirds of the directors then in office; and (iii) a director may only be removed for cause and only by the affirmative vote of the shareholders at a meeting called for that purpose;

     (3) To consider and vote upon a proposed amendment to Article VIII of the Articles of Incorporation to include therein a provision that eliminates or limits a director's personal liability for monetary damages for breach of his or her fiduciary duty of care, subject to certain limitations; and

     (4) To transact such other business as may properly come before the Annual Meeting or any adjournments thereof.

     Pursuant to the Bylaws, the Board of Directors has fixed the close of business on March 13, 1995 as the record date for the determination of shareholders entitled to notice of and to vote at the Annual Meeting. Only holders of Common Stock of record at the close of business on that date will be entitled to notice of and to vote at the Annual Meeting or any adjournments thereof.

     In the event that there are not sufficient votes to approve any one or more of the foregoing proposals at the time of the Annual Meeting, the Annual Meeting may be adjourned in order to permit further solicitation of proxies by the Company.

     You are requested to fill in and sign the enclosed form of proxy which is solicited by the Board of Directors and mail it in the enclosed envelope. The proxy will not be used if you attend and choose to vote in person at the Annual Meeting.

                                        By Order of the Board of Directors

                                        [INSERT SIGNATURE HERE]

                                        ELAM P. HOLLEY, JR.
                                        Secretary
Selma, Alabama

March 20, 1995

- --------------------------------------------------------------------------------

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. THEREFORE, WHETHER OR NOT YOU PLAN TO BE PRESENT IN PERSON AT THE ANNUAL MEETING, PLEASE SIGN, DATE AND COMPLETE THE ENCLOSED PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE THAT REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

- --------------------------------------------------------------------------------

                       THE PEOPLES BANCTRUST COMPANY, INC.
                                310 BROAD STREET
                              SELMA, ALABAMA 36701
                                 (334) 875-1000

                              --------------------

                                 PROXY STATEMENT
                       ANNUAL MEETING OF THE SHAREHOLDERS

                                 APRIL 11, 1995

                              --------------------

                SOLICITATION, VOTING AND REVOCABILITY OF PROXIES

     This Proxy Statement is furnished to shareholders of The Peoples BancTrust Company, Inc. ("Peoples" or the "Company") in connection with the solicitation by the Board of Directors of Peoples of proxies to be used at the annual meeting of the shareholders (the "Annual Meeting"), to be held on Tuesday, April 11, 1995 at 6:30 p.m., local time, at the main office of The Peoples Bank and Trust Company (the "Bank"), 310 Broad Street, Selma, Alabama and at any adjournments thereof. It is anticipated that this Proxy Statement will be mailed to shareholders on or about March 20, 1995.

     If the enclosed form of proxy is properly executed and returned to the Company in time to be voted at the Annual Meeting, the shares represented thereby will be voted in accordance with the instructions marked thereon. EXECUTED BUT UNMARKED PROXIES WILL BE VOTED FOR PROPOSAL 1 TO ELECT THE ELEVEN NOMINEES OF PEOPLES' BOARD OF DIRECTORS AS DIRECTORS OF THE COMPANY, FOR PROPOSAL 2 TO APPROVE A NEW ARTICLE VI OF THE ARTICLES OF INCORPORATION, AND FOR PROPOSAL 3 TO APPROVE AN AMENDMENT TO ARTICLE VIII OF THE ARTICLES OF INCORPORATION. Proxies marked as abstentions and shares held in street name which have been designated by brokers on proxies as not voted will not be counted as votes cast. Such proxies will be counted for purposes of determining a quorum at the Annual Meeting. Except for procedural matters incident to the conduct of the Annual Meeting, the Company does not know of any other matters that are to come before the Annual Meeting. If any other matters are properly brought before the Annual Meeting, the persons named in the accompanying proxy will vote the shares represented by such proxies on such matters as determined by a majority of the Board of Directors.

     The presence of a shareholder at the Annual Meeting will not automatically revoke such shareholder's proxy. However, shareholders may revoke a proxy at any time prior to its exercise by filing with the Secretary of the Company, Elam
P. Holley, Jr., a written notice of revocation, by delivering to the Company a duly executed proxy bearing a later date, or by attending the Annual Meeting and voting in person.

     The cost of soliciting proxies will be borne by Peoples. In addition to the solicitation of proxies by mail, the Company through its directors, officers and regular employees, may also solicit proxies personally or by telephone or telegraph. The Company will also request persons, firms and corporations holding shares in their names or in the name of their nominees, which are beneficially owned by others, to send proxy materials to and obtain proxies from such beneficial owners and will reimburse such holders for their reasonable expenses in doing so.

     The securities which can be voted at the Annual Meeting consist of shares of Common Stock of the Company. Each share entitles its owner to one vote on all matters. The close of business on March 13, 1995 has been fixed by the Board of Directors as the record date for determination of shareholders entitled to vote at the Annual Meeting; there were approximately 787 record holders of the Company's Common Stock as of such date. The number of shares of Common Stock outstanding on March 13, 1995 was 871,919. The presence, in person or by proxy, of at least a majority of the total number of outstanding shares of Common Stock is necessary to constitute a quorum at the Annual Meeting.

     A copy of the Annual Report to Shareholders for the fiscal year ended December 31, 1994 accompanies this Proxy Statement. THE COMPANY IS REQUIRED TO FILE AN ANNUAL REPORT ON FORM 10-K FOR ITS FISCAL YEAR ENDED DECEMBER 31, 1994 WITH THE SECURITIES AND EXCHANGE COMMISSION ("SEC"). SHAREHOLDERS MAY OBTAIN, FREE OF CHARGE, A COPY OF SUCH ANNUAL REPORT ON FORM 10-K BY WRITING ELAM P. HOLLEY, JR., SECRETARY, AT THE PEOPLES BANCTRUST COMPANY, INC., P.O. BOX 799, SELMA, ALABAMA 36702-0799.

                              ELECTION OF DIRECTORS
                                  (PROPOSAL 1)

     With respect to the election of directors, each shareholder of record on the voting record date is entitled to one vote for each share of Common Stock held. There are no cumulative voting rights.

     The Bylaws of the Company currently provide that the number of directors of Peoples shall be not less than three nor more than twenty-five persons, the exact number to be fixed and determined from time to time by resolution of the Board of Directors or the shareholders. Pursuant to the Bylaws, the Board of Directors has resolved that the number of directors be eleven persons effective at the Annual Meeting. Directors are elected to serve until the next annual meeting of the shareholders and until their successors are elected and qualified. There are no arrangements or understandings between the Company and any person pursuant to which such person has been or will be elected a director. See "Proposed Amendment to Article VI of the Articles of Incorporation (Proposal
2)" which, if approved, will, among other things, change the maximum number of directors of the Company.

     At the Annual Meeting, eleven directors will be elected. The Board of Directors has nominated all current directors other than Wallace A. Buchanan, who will be elected a director emeritus after the Annual Meeting, as directors for a term of one year and until their successors are elected and qualified. It is the intention of the persons named in the proxy to vote the shares represented by each properly executed proxy for the election as directors of each of the eleven nominees listed below for a one-year term, unless otherwise directed by the shareholder. The Board of Directors believes that each of such nominees will stand for election and will serve if elected as a director. However, if any person nominated by the Board of Directors fails to stand for election or is unable to accept election, the proxies will be voted for the election of such other person or persons as the Board of Directors may recommend.

     Alabama law provides that if a quorum is present, directors shall be elected by a majority of the votes cast by the shares entitled to vote in the election at a meeting at which a quorum is present when the vote is taken.

DIRECTORS

     The following table sets forth certain information with respect to the Company's directors.

                                        DIRECTOR    POSITION(S) HELD
NAME                           AGE(A)   SINCE(B)    WITH THE COMPANY
- ----                           ------   --------    ----------------

Julius R. Brown                  55       1992      Director
Wallace A. Buchanan              70       1977      Director
Clyde B. Cox, Jr.                60       1983      Director
Harry W. Gamble, Jr.             58       1974      Director
Ted M. Henry                     56       1968      Director
Elam P. Holley, Jr.              44       1988      Director and
                                                     Secretary
A. D. Lovelady                   65       1978      Director
James A. Minter, III             53       1992      Director
Richard P. Morthland             53       1977      Director, President
                                                     and Chief Executive Officer
C. Ernest Smith                  53       1991      Director
Julius E. Talton                 66       1974      Director
Clinton S. Wilkinson, Jr.        69       1974      Director

- ------------------------

(a)  As of March 13, 1995.
(b) Except for Messrs. Brown, Minter, Holley and Smith, includes term of office as director of the Bank prior to formation of the Company as the holding company for the Bank in April 1985. Each director of the Company is also a director of the Bank.

     The principal occupation(s) and business experience for the past five years of each director of the Company are set forth below:

     JULIUS R. BROWN has been President of Wallace Community College Selma since 1989. Prior to that, Dr. Brown was Vice President and Executive Dean of Community College of Allegheny County, Pittsburgh, Pennsylvania.

     WALLACE A. BUCHANAN is the President of Buchanan Hardwoods, Inc.

     CLYDE B. COX, JR. is a surgeon.

     HARRY W. GAMBLE, JR. is a member of the law firm of Gamble, Gamble, Calame and Wilson, L.L.C.

     TED M. HENRY is Chairman and Chief Executive Officer of Henry Brick Company, Inc.

     ELAM P. HOLLEY, JR. has served as President and Chief Administrative Officer of the Bank since February 1994. Prior to that he was Executive Vice President and Chief Administrative Officer of the Bank. Mr. Holley has served as Secretary of the Company since its formation in 1984. He was elected to the Board of Directors of the Bank in 1988.

     A. D. LOVELADY is President of Lovelady Construction Company, Inc.

     JAMES A. MINTER, III is a farmer and ginner. He is the son of Director Emeritus J. A. Minter, Jr.

     RICHARD P. MORTHLAND has served as Chairman of the Board and Chief Executive Officer of the Bank since February 1994. Prior to that he was President and Chief Executive Officer of the Bank. Mr. Morthland has been President of the Company since its formation in 1984. He is the son of Chairman Emeritus Rex J. Morthland and the brother-in-law of M. Scott Patterson, Senior Vice-President and Investment Officer of the Bank, Secretary to the Board of Directors of the Bank and Assistant Secretary of the Company.

     C. ERNEST SMITH is the Mayor of Greenville, Alabama and owner of the Greenville Shoe Shop.

     JULIUS E. TALTON is President of Talton TeleCommunications Corporation.

     CLINTON S. WILKINSON, JR. is a dentist.

DIRECTORS EMERITUS

     REX J. MORTHLAND is Chairman Emeritus of the Board of Directors of the
Bank.

     WILLIAM R. BUSTER, JR. is retired. Previously he was President of the Bush Hog Agricultural Implement Division of Allied Products Corporation.

     J. A. MINTER, JR. is a farmer and ginner.

     B. FRANK WILSON is Chairman Emeritus of the Board of Directors of the Bank.

CORPORATE GOVERNANCE AND OTHER MATTERS

     The Board of Directors of the Company acts as a nominating committee for selecting management's nominees for election as directors. Nominations may be made by shareholders, provided such nominations are made in writing and submitted to the Secretary or the President of the Company at least three days prior to the date of the Annual Meeting. No further nominations shall be accepted, unless the shareholders, by majority vote, determine that additional nominations are to be accepted, in which event further nominations as so determined by the shareholders may be made at the Annual Meeting. There are no standing committees of the Board of Directors of the Company.

     The Board of Directors of the Bank carries out many of its duties through committees.

     The Audit and Examination Committee of the Bank's Board of Directors directs and reviews the activities of the internal audit department and reviews the adequacy of internal controls established by the Bank's management. This committee reviews the audit reports of the Bank's independent accountants, the independent accountants' letter to management concerning the effectiveness of internal controls and management's response to that letter. In addition, this committee reviews and recommends to the Board of Directors the firm to be engaged as the Bank's independent accountants. During 1994, this committee conducted four meetings as an audit committee. This committee also reviews the examination reports of the Bank's regulatory agencies and, during 1994, conducted one meeting as an examination committee. Members of this committee are Clyde B. Cox, Jr., A. D. Lovelady, C. Ernest Smith, and Julius E. Talton.

     The Compensation Committee of the Bank's Board of Directors makes recommendations concerning salary and discretionary bonuses payable to officers of the Bank. During 1994, it held three meetings. Members of this committee are James A. Minter, III, Clinton S. Wilkinson, Jr. and Julius R. Brown.

     During the year ended December 31, 1994, the Company's Board of Directors and the Bank's Board of Directors each held 13 meetings. All incumbent directors attended 75% or more of the aggregate of (a) the total number of meetings of the boards of directors and (b) the total number of meetings held by all committees on which they served.

EXECUTIVE COMPENSATION

     The following table sets forth cash and noncash compensation for each of the last three fiscal years awarded to or earned by the named executive officer of the Company.

                           SUMMARY COMPENSATION TABLE

- -------------------------------------------------------------------------------------------------------------------------
                                         Annual Compensation                  Long-Term Compensation
                                   ------------------------------     ------------------------------------
                                                                                Awards            Payouts
                                                                      ------------------------------------
                                                        Other
                                                        Annual        Restricted      Securities               All Other
                                                        Compen-         Stock         Underlying    LTIP         Compen-
Name and                           Salary      Bonus   sation (b)     Awards(s)        Options/    Payouts     sation (c)
Principal Position (a)    Year      ($)         ($)       ($)            ($)           SARs (#)      ($)          ($)
- -------------------------------------------------------------------------------------------------------------------------

Richard P. Morthland      1994     141,702     29,025                                     900                    8,392
  President and Chief     1993     137,741     14,423     --             --             1,500        --          7,788
  Executive Officer of    1992     119,233     12,890     --             --               --         --          8,215
  the Company and
  Chief Executive
  Officer of the Bank

(a)  No other executive officer earned in excess of $100,000 in salary and bonus in 1994, 1993 and 1992.

(b)  Executive officers of the Company receive indirect compensation in the form of certain perquisites and other personal benefits.
     The amount of such benefits in 1994, 1993 and 1992 received by the named executive officer did not exceed 10% of the executive's annual salary and bonus.

(c)  All Other Compensation includes awards to Mr. Morthland of $3,094, $2,809 and $2,448 in 1994, 1993 and 1992, respectively, contributed on behalf of such executive to the ESOP to fund purchases of the Company's Common Stock pursuant to the Incentive
     Performance and Reward Program.  Also includes contributions on behalf of Mr. Morthland of $5,298, $4,979 and $5,767 in 1994,
     1993 and 1992, respectively, to the Bank's Section 125 "cafeteria" plan.

DIRECTORS' COMPENSATION

     Directors of the Company and the Bank are presently paid $800 per month for service in both capacities and $150 for each committee meeting attended. Directors who are officers of the Company or the Bank (I.E., Messrs. Richard P. Morthland and Elam P. Holley, Jr.) are not entitled to such fees.


OPTION GRANTS IN FISCAL YEAR 1994

     The following table contains information concerning the grant of stock options under the 1992 Stock Option Plan (the "Option Plan") to the named executive officer. The Option Plan does not provide for the grant of stock appreciation rights.

                                       Individual Grants
                      -----------------------------------------------
                      Number of                                           Potential Realizable
                      Securities  % of Total                                Value at Assumed
                      Underlying   Options     Exercise                   Annual Rates of Stock
                       Options    Granted to    or Base                    Price Appreciation
                       Granted    Employees     Price                      for Option Term (a)
                       (Number    in Fiscal     ($ per     Expiration     ---------------------
Name                  of Shares)     Year       Share)        Date          5%            10%
- ----                  ----------  ----------   --------    ----------     ------       --------
Richard P. Morthland     900       21.95%       $33.00       3/7/99       $4,761       $13,788
- ---------------

(a) Represents the difference between the aggregate exercise price of the options and the aggregate value of the underlying Common Stock at the end of the expiration date assuming the indicated annual rate of appreciation in the value of the Common Stock.

YEAR END OPTION VALUES

     To date, no options have been exercised under the Option Plan. The following table sets forth information concerning the value of options held by the named executive officer at the end of the fiscal year.

                                        Number of
                                       Securities           Value of
                                       Underlying          Unexercised
                                       Unexercised         In-the-Money
                                       Options at            Options
                                     Fiscal Year End        at Fiscal
                                     ---------------       Year End (a)
                                      Exercisable/         ------------
                                      Unexercisable        Exercisable/
    Name                            (Number of Shares)     Unexercisable
- ------------                        ------------------     -------------
Richard P. Morthland                      2,400               --/$165

- -----------------

(a) Difference between fair market value of underlying Common Stock at fiscal year-end (based on the most recent sales price known to management) and the exercise price. Options are in-the-money if the fair market value of the underlying securities exceeds the exercise price of the Option.

CERTAIN TRANSACTIONS

     Harry W. Gamble, Jr., a director of Peoples and the Bank, is a member of the firm of Gamble, Gamble, Calame and Wilson, L.L.C. which renders legal services to the Company and the Bank. In the year ended December 31, 1994, Mr. Gamble's firm received fees of $62,299 for legal services to the Company and the Bank.

     The Company and the Bank have had, and expect to have in the future, transactions in the ordinary course of business with directors and executive officers and members of their immediate families, as well as with principal shareholders. All loans included in such transactions were made in the ordinary course of business on substantially the same terms, including interest rates and collateral, as those prevailing for comparable transactions with non-affiliated persons. It is the belief of management that such loans neither involved more than the normal risk of collectability nor presented other unfavorable features.

     A. D. Lovelady, a director of Peoples and the Bank, is President of Lovelady Construction Company, Inc. ("Lovelady Construction"). In the year ended December 31, 1994, Lovelady Construction received payments totaling $423,622 for construction work for the Bank.


                          STOCK OWNERSHIP OF MANAGEMENT

     The following table sets forth information as of March 13, 1995 with respect to the shares of Common Stock beneficially owned by each director and nominee for director of the Company and by all directors and executive officers
of the Company as a group.   This information is based on filings with the SEC
or information furnished to the Company by such persons.


                                        AMOUNT AND        PERCENT OF
                                   NATURE OF BENEFICIAL   COMMON STOCK
NAME                                 OWNERSHIP(A)(B)      OUTSTANDING
- ----                                 ---------------      -----------

Julius R. Brown                              303                *
Wallace A. Buchanan                       14,113              1.61%
William R. Buster, Jr.                     1,500                *
Clyde B. Cox, Jr.                          2,688                *
Harry W. Gamble, Jr.                       2,590                *
Ted M. Henry                               2,520                *
Elam P. Holley, Jr.                        1,276                *
A. D. Lovelady                             9,914              1.13%
James A. Minter, III                       3,200                *
Richard P. Morthland (c)                 189,091             21.69%
C. Ernest Smith                              300                *
Julius E. Talton                          23,710              2.71%
Clinton S. Wilkinson, Jr.                  1,100                *

All directors and executive
  officers as a group (d)
  (19 persons)                           301,289             34.55%

- ----------
*Less than 1% of the Company's outstanding Common Stock.

(a) For purposes of this table and the table under "Principal Holders of Common Stock," under the rules of the SEC, an individual is considered to "beneficially own" any share of Common Stock which he, directly or indirectly, through any contract, arrangement, understanding, relationship, or otherwise, has or shares: (1) voting power, which includes the power to vote, or to direct the voting of, such security; and/or (2) investment power, which includes the power to dispose, or to direct the disposition of, such security. In addition, an individual is deemed to be the beneficial owner of any share of Common Stock of which he has the right to acquire voting or investment power within 60 days of March 13, 1995.
(b) Includes shares owned directly by directors and executive officers of the Company as well as shares held by their spouses and children, trusts of which certain directors are trustees and corporations in which certain directors own a controlling interest. Includes shares allocated to the accounts of participants in the Employee Stock Ownership Plan. Does not include 11,675 shares of Common Stock subject to outstanding options which are not exercisable within 60 days of March 13, 1995, of which Richard P. Morthland holds options for 3,400 shares.
(c)  See "Principal Holders of Common Stock."
(d)  Includes officers of the Company and executive officers of the Bank.

                        PRINCIPAL HOLDERS OF COMMON STOCK

     The following table sets forth information as of March 13, 1995 with respect to the persons believed by the Company to be the beneficial owners of more than 5% of the Common Stock. This information is based on filings with the SEC or information furnished to the Company by such persons.

                                             AMOUNT AND           PERCENT OF
NAME AND ADDRESS                         NATURE OF BENEFICIAL    COMMON STOCK
OF BENEFICIAL OWNER                         OWNERSHIP(a)          OUTSTANDING
- -------------------                         ------------          -----------

Richard P. Morthland                         189,091 (b)            21.69%
  310 Broad Street
  Selma, Alabama  36701

Ann Plant Morthland                          106,326 (c)            12.19%
Rex J. Morthland
  1027 Houston Park
  Selma, Alabama  36701

Edith Plant Morthland Jones                   45,327 (d)             5.20%
  432 Church Street
  Selma, Alabama  36701

Mary Ann Morthland Patterson                  43,986 (e)             5.04%
  209 Church Street
  Selma, Alabama  36701

The Peoples Bank and Trust Company           192,725 (f)            22.10%
  310 Broad Street
  Selma, Alabama  36701

- ------------
(a) See Note (a) to the table under "Stock Ownership of Management." Except as disclosed in the Notes below, each of the following persons disclaims that he or she is acting in concert with, or as a member of a group consisting of, the other named individuals. Richard P. Morthland, Edith Plant Morthland Jones and Mary Ann Morthland Patterson are the son and daughters of Rex J. and Ann Plant Morthland.

(b) Included in such 189,091 shares are (1) 32,011 shares owned directly by Richard P. Morthland and his spouse and children; (2) 8,040 shares held by a trust of which Richard P. Morthland is trustee; (3) 138,513 shares held by four trusts of which the Bank is trustee and under which Richard P. Morthland has voting power; and (4) 10,000 shares held by a trust of which Richard P. Morthland is co-trustee with Rex J. Morthland. See Notes (c)(4) and (f) below. Also included in such 189,091 shares are 527 shares allocated to the account of Richard P. Morthland under the Employee Stock Ownership Plan. Does not include 3,400 shares of Common Stock subject to outstanding options held by Mr. Morthland which are not exercisable within 60 days of March 13, 1995.

(c) Included in such 106,326 shares are (1) 15,754 shares owned directly by Ann Plant Morthland; (2) 24,108 shares owned directly by Rex J. Morthland; (3) 36,464 shares held by a trust of which the Bank is trustee and under which Ann Plant Morthland has voting power; and (4) 30,000 shares held by three trusts of which Rex J. Morthland is co-trustee with Richard P. Morthland, Edith Plant Morthland Jones and Mary Ann Morthland Patterson, each as to 10,000 shares. See Note (b)(4) above and Notes (d)(3), (e)(3) and (f) below.

(d) Included in such 45,327 shares are (1) 27,287 shares owned directly by Edith Plant Morthland Jones and her spouse and children; (2) 8,040 shares held by a trust of which Edith Plant Morthland Jones is trustee; and (3) 10,000 shares held by a trust of which Edith Plant Morthland is co-trustee with Rex J. Morthland. See Note (c)(4) above.

(e) Included in such 43,986 shares are (1) 25,946 shares owned directly by Mary Ann Morthland Patterson and her spouse, M. Scott Patterson, and children;
     (2) 8,040 shares held by a trust of which Mary Ann Morthland Patterson is trustee; and (3) 10,000 shares held by a trust of which Mary Ann Morthland Patterson is co-trustee with Rex J. Morthland. See Note (c)(4) above.

(f) The Bank is the trustee of five trusts for the benefit of members of the Plant and Morthland families. Under these trusts the Bank is authorized to dispose of 174,977 shares, which are described in Note (b)(3) and Note
     (c)(3) above. The Bank also has dispositive power with respect to an additional 17,748 shares of Common Stock under other trusts for which the Bank is trustee.


     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers and directors, and persons who own more than 10% of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the SEC. Officers, directors and greater than 10% shareholders are required to furnish the Company with copies of all such reports. Based solely on its review of copies of such reports received by it, or written representations from certain reporting persons that no annual report of change in beneficial ownership is required, the Company believes that, during the year ended December 31, 1994, all such filing requirements were complied with.


                       PROPOSED AMENDMENT TO ARTICLE VI OF
                          THE ARTICLES OF INCORPORATION
                                  (PROPOSAL 2)

     Effective January 1, 1995, the Alabama legislature adopted a new 1994 Alabama Business Corporation Act (the "Act"), which is substantially different in a number of respects from its predecessor statute. The Board of Directors has determined that certain of these changes make it both necessary and appropriate to recommend the adoption of a proposed new Article VI of the Company's Articles of Incorporation, as well as a proposed amendment to Article VIII which is described separately below.

     The Bylaws of the Company currently provide that the number of directors of Peoples shall not be less than three nor more than twenty-five persons, the exact number to be fixed and determined from time to time by resolution of the Board of Directors or the shareholders.

     Pursuant to Section 10-2B-8.03(c) of the Act, the articles of incorporation or bylaws of an Alabama corporation may establish a variable range for the size of the board of directors by fixing a minimum and maximum number of directors. If a variable range is established, the number of directors may be fixed or changed from time to time, within the minimum and maximum by the shareholders, or, if the articles so provide, by the board of directors. After shares are issued, only the shareholders may change the range for the size of the board or change from a fixed to a variable-range size board or vice versa. Section 10-2B-8.10 of the Act further provides that, unless the articles of incorporation of an Alabama corporation provide otherwise, if a vacancy occurs on a board of directors, the shareholders may fill the vacancy, whether resulting from an increase in the number of directors or otherwise; or the board of directors may fill the vacancy, except that the directors shall have the power to fill a vacancy resulting from an increase in the number of directors only if expressly provided for in the articles of incorporation.

     Section 10-2B-8.08 of the Act provides that the shareholders may remove one or more directors of an Alabama corporation with or without cause unless the articles of incorporation provide that the directors may be removed only for cause.

     Section 6.1 of proposed new Article VI provides that the number of directors of the Company shall be a variable range which is fixed at a minimum number of three and a maximum number of 18 (exclusive of directors, if any, to be elected by holders of preferred stock of the Company) and that such number may be fixed or changed from time to time, within the minimum and maximum, by the Board of Directors; provided that no action shall be taken to decrease or increase the number of directors unless at least two-thirds of the directors then in office, whether or not a quorum, shall concur in said action. Vacancies in the Board of Directors of the Company, however caused, and newly created directorships shall be filled by a vote of two-thirds of the directors then in office, whether or not a quorum.

     Section 6.2 of proposed new Article VI provides that a director of the Company may only be removed for cause and only by the affirmative vote of the shareholders at a meeting called for that purpose. "Cause" is defined as a final conviction of a felony, unsound mind, adjudication of bankruptcy, non-acceptance of office or conduct prejudicial to the Company's interests. A director may only be removed by vote of the shareholders after service of specific charges, adequate notice, and full opportunity to refute the charges.

     The Board of Directors believes that approval of proposed new Article VI is necessary since certain of the current provisions of the Company's Bylaws may not be appropriate under the Act. The Board also believes that proposed new
Article VI will increase its ability to attract and retain qualified individuals to serve as outside directors by providing flexibility to increase and decrease the size of the Board and assurance that directors may only be removed for cause. The Board of Directors strongly believes that the potential benefits to the Company outweigh limitations the provision may place on shareholder remedies.

     If proposed new Article VI is approved, current Article VI, which sets forth the names and addresses of the Company's initial directors, will be deleted from the Articles of Incorporation, and the Board of Directors will amend the Company's Bylaws to set forth the number of directors.

     The entire text of proposed new Article VI of the Articles of Incorporation is attached hereto as Exhibit A and incorporated herein by reference.

     THE BOARD OF DIRECTORS BELIEVES THAT PROPOSED NEW ARTICLE VI OF THE ARTICLES OF INCORPORATION AS DESCRIBED ABOVE IS IN THE BEST INTEREST OF THE COMPANY AND ITS SHAREHOLDERS AND RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR ADOPTION OF THE PROPOSED AMENDMENT.


                      PROPOSED AMENDMENT TO ARTICLE VIII OF
                          THE ARTICLES OF INCORPORATION
                                  (PROPOSAL 3)

     Pursuant to Section 10-2B-2.02(b)(3) of the Act, an Alabama corporation may include in its articles of incorporation a provision that eliminates or limits a director's personal liability for monetary damages for breach of his or her fiduciary duty of care, subject to certain limitations. This provision of the Act was prompted in part by the view that directors should not be subject to undue concern over litigation to which they may be parties, and in part because of limitations on directors' liability insurance, both of which may prevent qualified individuals from agreeing to serve as directors or may impinge on their making entrepreneurial decisions.

     The proposed amendment to Article VIII of the Company's Articles of Incorporation is to add a new Paragraph 8.5(c) thereto which provides that a director shall not be personally liable to the Company or its shareholders for monetary damages arising out of the director's breach of his or her duty of care, except to the extent that Alabama law does not permit exemption from such liability. The proposed amendment does not eliminate the duty of care of directors. Instead, it is designed to limit the personal liability or other equitable relief as a remedy for breach of the duty of care. In addition, the provision applies only to the personal liability of directors (whether or not they are also officers) acting as directors and has no effect on the potential liability of individuals for their actions as officers of the Company.

     In accordance with the Act, proposed Paragraph 8.5(c) provides that directors of the Company remain subject to liability for monetary damages for
(i) the amount of a financial benefit received by a director to which he or she is not entitled; (ii) an intentional infliction of harm on the Company or its shareholders; (iii) a violation of Section 10-2B-8.33 of the Act, which imposes liability under certain circumstances for unlawful distributions; (iv) an intentional violation of criminal law; or (v) a breach of the director's duty of loyalty to the Company or its shareholders.

     Although Paragraph 8.5(c), subject to these limitations, eliminates monetary damage awards occasioned by a breach of the duty of care (and therefore prevents damage awards against directors for grossly negligent business decisions), the provision does not relieve directors of their fiduciary duty to act with due care. In addition, the provision does not prevent a shareholder from seeking equitable remedies, including an injunction prohibiting a proposed action or transaction or rescission of a consummated action or transaction. In some cases, however, shareholders may not be aware of a proposed transaction or other action until it is too late to prevent its completion. As a result, the Company and its shareholders may, at times, have no effective remedy for an injury occasioned by the directors' actions. The provision may thus reduce the likelihood of derivative litigation against directors and may discourage or deter shareholders or management from bringing a lawsuit against directors for breach of their duty, even though such an action, if successful, might otherwise have benefitted the Company and its shareholders.

     It should be noted that the current and future directors of the Company will personally benefit from the limitation of liability in the Articles of Incorporation, as amended, and, accordingly, in approving the provision, the Board of Directors may be subject to a conflict of interest. Paragraph 8.5(c) provides that any repeal or modification of the provision by the shareholders will not adversely affect any right or protection of a director for acts or omissions occurring prior to the effective date of such repeal or modification. At present, there are no pending or completed actions or proceedings against any director of the Company, and the Company knows of no threatened litigation against its directors which would be affected by the provisions.

     Since the Act was only recently enacted, there has not been any judicial guidance as to the scope of the limitation on liability afforded by similar provisions in articles of incorporation under Alabama law; as a result, the effects of such provisions are uncertain. The Company understands that the SEC takes the position that the provision in the Articles of Incorporation will in no way limit or otherwise affect liability for violations of the federal securities laws.

     Although the Company has not experienced any difficulties in attracting outside directors, the Board of Directors of the Company believes that the limitation on liability in its Articles of Incorporation will significantly increase its ability to attract and retain qualified individuals to serve as outside directors by providing additional protection for directors who make business decisions in good faith. The Board of Directors also believes that prospective liability insurance carriers will view the provision favorably and that it may help the Company to ensure adequate insurance coverage is maintained, although there can be no assurance that this will occur. The Board of Directors strongly believes that the potential benefits to the Company outweigh limitations the provision may place on shareholder remedies.

     The entire text of proposed Paragraph 8.5(c) in Article VIII of the Articles of Incorporation is attached hereto as Exhibit B and incorporated herein by reference.

RECOMMENDATION AND VOTE REQUIRED

     The affirmative vote of the holders of a majority of the votes entitles to be cast thereon is required to approve the proposed amendment to Article VIII of the Articles of Incorporation.

     THE BOARD OF DIRECTORS BELIEVES THAT THE PROPOSED AMENDMENT TO ARTICLE VIII OF THE ARTICLES OF INCORPORATION AS DESCRIBED ABOVE IS IN THE BEST INTEREST OF THE COMPANY AND ITS SHAREHOLDERS AND RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR ADOPTION OF THE PROPOSED AMENDMENT.


                             INDEPENDENT ACCOUNTANTS

     The Board of Directors has appointed the firm of Coopers & Lybrand L.L.P. to continue as independent accountants for the Company for the fiscal year ending December 31, 1995. Coopers & Lybrand L.L.P. served as the Company's independent accountants for the year ended December 31, 1994 and has served as the Bank's independent accountants since 1982. A representative of Coopers & Lybrand L.L.P. is expected to be present at the Annual Meeting and available to respond to appropriate questions, and will have the opportunity to make a statement if he so desires.


                  DATE FOR SUBMISSION OF SHAREHOLDER PROPOSALS

     Any shareholder who intends to present a proposal for action at the 1996 annual meeting of the shareholders, to be held on or about April 9, 1996, must forward a copy of the proposal or proposals to the Company's principal executive office. Any such proposal or proposals intended to be presented at the 1996 annual meeting of the shareholders must be received by the Company for inclusion in its proxy statement and form of proxy relating to that meeting by November 21, 1995. Nothing in this paragraph shall be deemed to require the Company to include in its proxy statement and proxy relating to the 1996 annual meeting any shareholder proposal which does not meet all of the requirements for inclusion established by the SEC in effect at the time such proposal is received.

                                  OTHER MATTERS

     The Board of Directors does not know of any other matters to be presented for action by the shareholders at the Annual Meeting. If, however, any other matters known are properly brought before the Annual Meeting, the persons named in the accompanying proxy will vote such proxy on such matters as determined by the Board of Directors.

                                   By Order of the Board of Directors


                                   [INSERT SIGNATURE HERE]


                                   ELAM P. HOLLEY, JR.
                                   Secretary

Selma, Alabama
March 20, 1995

                                                                       EXHIBIT A




                                   ARTICLE VI
                               BOARD OF DIRECTORS
                               ------------------

     6.1 The number of directors of the Corporation shall be a variable range which is fixed at a minimum number of 3 and a maximum number of 18 (exclusive of directors, if any, to be elected by holders of preferred stock of the Corporation, voting separately as a class). The number of directors may be fixed or changed from time to time, within the minimum and maximum, by the Board of Directors; provided that no action shall be taken to decrease or increase the number of directors unless at least two-thirds of the directors then in office, whether or not a quorum, shall concur in said action. Vacancies in the Board of Directors of the Corporation, however caused, and newly created directorships shall be filled by a vote of two-thirds of the directors then in office, whether or not a quorum.

     6.2 Notwithstanding any other provision of these Articles of Incorporation or the bylaws of the Corporation, any director or the entire board of directors of the Corporation may be removed, at any time, but only for cause and only by the affirmative vote of the shareholders at a meeting called for that purpose. For purpose of this Section 6.2, "cause" is defined as a final conviction of a felony, unsound mind, adjudication of bankruptcy, non-acceptance of office or conduct prejudicial to the interests of the Corporation. A director may only be removed by vote of the shareholders after service of specific charges, adequate notice, and full opportunity to refute the charges.

                                                                       EXHIBIT B




                                  ARTICLE VIII


                                      * * *


     8.5(c)    A director of the Corporation shall not be personally liable to the Corporation or its shareholders for monetary damages for any action taken, or any failure to take any action, as a director, except liability for (i) the amount of a financial benefit received by a director to which he or she is not entitled; (ii) an intentional infliction of harm on the Corporation or the shareholders; (iii) a violation of Section 10-2B-8.33 of the 1994 Alabama Business Corporation Act ("Liability for Unlawful Distributions"); (iv) an intentional violation of criminal law; or (v) a breach of the director's duty of loyalty to the Corporation or its shareholders. If the 1994 Alabama Business Corporation Act or other Alabama law is amended or enacted after the date of filing of this Paragraph 8.5(c) to further eliminate or limit the personal liability of directors, then the liability of a director of the Corporation shall be eliminated or limited to the fullest extent permitted by the 1994 Alabama Business Corporation Act, as so amended, or such other Alabama law. Any repeal or modification of this Paragraph 8.5(c) by the shareholders of the Corporation shall not adversely affect any right or protection of a director of the Corporation existing at the time of such repeal or modification.

                       THE PEOPLES BANCTRUST COMPANY, INC.
                                310 BROAD STREET
                              SELMA, ALABAMA  36701

                     REVOCABLE PROXY FOR THE ANNUAL MEETING
                                 OF SHAREHOLDERS
                                 APRIL 11, 1995

     The undersigned hereby constitutes and appoints Rex J. Morthland, William
S. Johnson and Thomas J. Gay, and each of them, the proxies of the undersigned with full power of substitution, to attend the Annual Meeting of the Shareholders of The Peoples BancTrust Company, Inc. (the "Company") to be held at the main office of The Peoples Bank and Trust Company, 310 Broad Street, Selma, Alabama on April 11, 1995, at 6:30 p.m., local time, and any adjournments thereof, and to vote all the shares of stock of the Company which the undersigned may be entitled to vote, upon the following matters.

     THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF THE COMPANY, WILL BE VOTED IN ACCORDANCE WITH THE INSTRUCTIONS MARKED HEREIN, AND WILL BE VOTED FOR THE ELECTION OF DIRECTORS, FOR THE PROPOSAL TO APPROVE AN AMENDMENT TO ARTICLE VIII OF THE ARTICLES OF INCORPORATION AND AS DETERMINED BY A MAJORITY OF THE BOARD OF DIRECTORS AS TO OTHER MATTERS, IF NO INSTRUCTIONS TO THE CONTRARY ARE MARKED HEREIN.

     1.   The Election of Directors: Julius R. Brown, Clyde B. Cox, Jr., Harry
W. Gamble, Jr., Ted M. Henry, Elam P. Holley, Jr., A.D. Lovelady, James A. Minter, III, Richard P. Morthland, C. Ernest Smith, Julius E. Talton and Clinton
S. Wilkinson, Jr.

     / /  FOR all nominees listed       / /  WITHHOLD AUTHORITY to vote
          above (except as marked to         for all nominees listed above.
          the contrary below).

(INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, PRINT THAT NOMINEE'S NAME BELOW.)

- --------------------------------------------------------------------------------

     2. Approval of proposed new Article VI of the Articles of Incorporation to provide that (i) the number of directors shall not be less than three nor more than 18, as fixed by the Board of Directors; (ii) vacancies in the Board of Directors, however caused, and newly created directorships shall be filled by a vote of two-thirds of the directors then in office; and (iii) a director may only be removed for cause and only by the affirmative vote of the shareholders at a meeting called for that purpose.

          / /  FOR            / /  AGAINST             / /  ABSTAIN

     3. Approval of a proposed amendment to Article VIII of the Articles of Incorporation to include therein a provision that eliminates or limits a director's personal liability for monetary damages for breach of his or her fiduciary duty of care, subject to certain limitations.

          / /  FOR            / /  AGAINST             / /  ABSTAIN

     4. The transaction of such other business as may properly come before the Annual Meeting or any adjournments thereof.

     The undersigned hereby acknowledges receipt of a copy of the accompanying Notice of Annual Meeting of the Shareholders and Proxy Statement and the Annual Report to Shareholders for the fiscal year ended December 31, 1994, and hereby revokes any proxy heretofore given. THIS PROXY MAY BE REVOKED AT ANY TIME BEFORE ITS EXERCISE.

Date:
     --------------------------------------


Signature:
          ---------------------------------


Signature:
          ---------------------------------
PLEASE MARK, DATE AND SIGN AS YOUR NAME APPEARS HEREIN AND RETURN IN THE ENCLOSED ENVELOPE. If acting as executor, administrator, trustee, guardian, etc. you should so indicate when signing. If the signor is a corporation, please sign the full name by duly appointed officer. If a partnership, please sign in partnership name by authorized person. If shares are held jointly, each shareholder named should sign.

                              ** HAND DELIVERED **

                                February 27, 1995




Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C. 20549


     Re:  Preliminary Proxy Soliciting Materials
          for 1995 Annual Meeting of Stockholders
          ---------------------------------------
          The Peoples BancTrust Company, Inc.
          Commission File No. 0-13653


Gentlemen:

     Enclosed for filing on behalf of The Peoples BancTrust Company, Inc. (the "Company"), in accordance with Rule 14a-6(a) under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), is a copy of the proxy statement and form of proxy (the "Proxy Materials") in connection with the 1995 Annual Meeting of Stockholders to be held on April 11, 1995 (the "Annual Meeting"). A wire of $125 payable to the order of the Commission has been sent previously.

     At the Annual Meeting, the Company's stockholders will consider and vote upon the election of directors, as well as two separate proposals to amend the Company's Articles of Incorporation. The charter amendments are being proposed in response to the new 1994 Alabama Business Corporation Act, which the Alabama legislature enacted effective January 1, 1995, and is substantially different in a number of respects from its predecessor statute.

     Please note that the Company met the criteria under Item 10 of Regulation S-B for a small business issuer since it had revenues (interest income plus non-interest income) and a public float of less than $25 million each at the end of its latest fiscal year and the preliminary proxy materials have been prepared accordingly.

     If you have any questions or comments, please contact the undersigned at the above number.

                                             Very truly yours,



                                             Edward B. Crosland, Jr.

EBC:akp:1668
Enclosure

cc:  Richard P. Morthland, President